UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
______________

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  June 15, 2010

NEULION, INC.
(Exact Name of Registrant as Specified in Its Charter)

Canada
(State or Other Jurisdiction of Incorporation)

000-53620	98-0469479
(Commission File Number)	(IRS Employer Identification No.)

1600 Old Country Road, Plainview, NY	11803
(Address of Principal Executive Offices)	(Zip Code)

(516) 622-8300
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 40.13e-4(c))

Item 7.01             Regulation FD Disclosure

This Current Report on Form 8-K/A (“Amendment No. 2”) hereby amends the Current Report on Form 8-K of NeuLion, Inc. (“NeuLion”) originally filed with the Securities and Exchange Commission (the “Commission”) on June 16, 2010  (the “Original Report”) and amended by Form 8-K/A filed on July 20, 2010 (“ Amendment No. 1”) regarding the valuation reports (“Valuations”) of NeuLion and TransVideo International Ltd. (“TransVideo”) prepared by an independent third party engaged by the special committee appointed by NeuLion’s Board of Directors to evaluate the proposed acquisition of the operating interests of TransVideo. In connection with the filing of the Original Report, NeuLion attached redacted versions of the Valuations as exhibits to the Original Report pursuant to a confidential treatment request NeuLion concurrently submitted to the Commission.  In connection with Amendment No. 1, NeuLion attached revised redacted versions of the Valuation pursuant to an amendment to its initial confidential treatment request.

After filing Amendment No. 1, NeuLion received additional communication from the Commission regarding the confidential treatment request.  As a result, NeuLion has submitted a revised confidential treatment request to the Commission and has attached revised Valuations as Exhibits 99.1 and 99.2 to this Amendment No. 2.

Other than Exhibits 99.2 and 99.3, the information previously reported in Item 7.01 of the Report is incorporated by reference into this Amendment No. 2 .

Exhibits 99.1 and 99.2 are provided under Item 7.01 of Form 8-K and are furnished to, but not filed with, the Commission.

Item 9.01             Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are furnished herewith and incorporated herein by reference:

Exhibit Number	Description
99.1	Valuation of TransVideo International Ltd.
99.2	Valuation of NeuLion, Inc. (portions of this exhibit have been omitted pursuant to a request for confidential treatment on file with the Securities and Exchange Commission)

Forward-Looking Statements

Certain statements herein are forward-looking statements and represent NeuLion's current intentions in respect of future activities. These statements, in addressing future events and conditions, involve inherent risks and uncertainties.  Forward-looking statements can be identified by the use of the words "will," "expect," "seek," "anticipate," "believe," "plan," "estimate," "expect," and "intend" and statements that an event or result "may," "will," "can," "should," "could," or "might" occur or be achieved and other similar expressions.  Forward-looking statements involve significant risk, uncertainties and assumptions.  These factors should be considered carefully and readers should not place undue reliance on the forward-looking statements.  Although the forward-looking statements contained herein are based upon what management believes to be reasonable assumptions, NeuLion cannot assure readers that actual results will be consistent with these forward-looking statements.  These forward-looking statements are made as of the date hereof and NeuLion assumes no obligation to update or revise them to reflect new events or circumstances, except as required by law.  Many factors could cause the actual results, performance or achievements of NeuLion to be materially different from any future results, performance or achievements that may be expressed or implied by such forward-looking statements, including:  the inability of TransVideo and NeuLion  to consummate an acquisition transaction on the proposed terms or at all; the companies' inability to integrate their businesses or to realize expected synergies, if the transaction is consummated; general economic and market segment conditions; competitor activity; product capability and acceptance rates; technology changes; and international risk and currency exchange.  A more detailed assessment of the risks that could cause actual results to materially differ from current expectations is contained in NeuLion's most recent annual MD&A filed on www.sedar.com and available on www.sec.gov as well as in the "Risk Factors" section of  NeuLion's most recent annual report on Form 10-K filed on www.sedar.com and available on www.sec.gov.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

NEULION, INC.

Date: August 13, 2010	By:	/s/ Roy E. Reichbach
		Name:	Roy E. Reichbach
		Title:	General Counsel and Corporate Secretary